UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

HUGOTON ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

U.S. Trust, Bank of America Private Wealth Management Trustee P.O. Box 830650 Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 228-5083

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2014, the Registrant issued a news release announcing receipt of the final arbitration ruling in the Registrant’s arbitration proceeding with XTO Energy, Inc. A copy of the news release is filed as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

d. Exhibits

99.1	News Release dated April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUGOTON ROYALTY TRUST

By:	BANK OF AMERICA, N.A., TRUSTEE

	By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

EXXON MOBIL CORPORATION

	By:	/s/ BETH E. CASTEEL
Beth E. Casteel
Vice President – Upstream Business Services

Date: April 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated April 23, 2014.